Exhibit 10.1

Published CUSIP Number: 69344JAD0
Revolving Loan CUSIP Number: 69344JAE8
Term Loan CUSIP Number: 69344JAF5

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 31, 2016, is by and among PMI HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (as successor to Antares Capital LP (as successor to General Electric Capital Corporation)) (in such capacity, the “Agent”), and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement dated as of August 28, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Credit Parties have requested that the Required Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Section 1.9(a)(i). Section 1.9(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    The principal amount of the Term Loan shall be paid in installments on the dates and in the respective amounts shown below:

Date of Payment	Amount of Term Loan Payment
March 31, 2015	$700,000
June 29, 2015	$700,000
September 28, 2015	$700,000
December 28, 2015	$700,000

March 28, 2016	$700,000

Date of Payment	Amount of Term Loan Payment
June 27, 2016	$700,000
September 26, 2016	$1,400,000
January 2, 2017	$2,100,000

April 3, 2017	$2,100,000
July 3, 2017	$2,100,000
October 2, 2017	$2,100,000
January 1, 2018	$2,100,000

April 2, 2018	$2,100,000
July 2, 2018	$2,100,000
October 1, 2018	$2,100,000
December 31, 2018	$2,100,000

April 1, 2019	$2,100,000
July 1, 2019	$2,100,000
August 28, 2019	$83,300,000

The final scheduled installment of the Term Loan shall, in any event, be in an amount equal to the entire remaining principal balance of the Term Loan.

1.2    Amendment to Section 5.2(b). Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    dispositions not otherwise permitted hereunder which are made for fair market value and the mandatory prepayment in the amount of the Net Proceeds of such disposition is made if and to the extent required by Section 1.9; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) not less than 80% of the aggregate sales price from such disposition shall be paid in cash and (iii) the aggregate fair market value of all assets so sold by the Credit Parties and their Subsidiaries, together, shall not exceed in any Fiscal Year $20,000,000;

1.3    Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.2    Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio for the period of twelve (12) consecutive Fiscal Periods ending as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Leverage Ratio
September 29, 2014	5.75
December 29, 2014	5.75
March 30, 2015	5.75
June 29, 2015	5.75
September 28, 2015	5.50

December 28, 2015	5.25
March 28, 2016	5.25
June 27, 2016	5.25
September 26, 2016	5.00
January 2, 2017	5.25
April 3, 2017	5.25
July 3, 2017	5.25
October 2, 2017	5.25
January 1, 2018	5.25
April 2, 2018	5.00
July 2, 2018	5.00
October 1, 2018	4.75
December 31, 2018	4.75
April 1, 2019 and the last day of each	4.50
Fiscal Quarter thereafter
“Leverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).
1.4    Amendment to Article VI. Article VI of the Credit Agreement is hereby amended to insert the following new Section 6.4 at the end thereof:

6.4    Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Fixed Charges Coverage Ratio for the period of twelve (12) consecutive Fiscal Periods ending on the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending January 1, 2018) to be less than 1.10 to 1.00.
“Fixed Charge Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).
1.5    Amendment to definition of “Agent”. The definition of “Agent” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Agent” means Wells Fargo Bank, in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent.
1.6    Amendment to definition of “LIBOR”. The definition of “LIBOR” in Section 11.1 of the Credit Agreement is hereby amended to insert the following new sentence at the end thereof:

Notwithstanding anything contained herein to the contrary, LIBOR shall not be less than zero.

1.7    Amendment to definition of “Secured Swap Provider”. The definition of “Secured Swap Provider” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Secured Swap Provider” means (i) Wells Fargo Bank or an Affiliate of Wells Fargo Bank if, at the time such Rate Contract was entered into, Wells Fargo Bank or an Affiliate of Wells Fargo

Bank was a Lender or Agent hereunder or (ii) to the extent prior written notice thereof is given to Agent, any other Lender or an Affiliate of any other Lender.
1.8    Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“Advertising Fund Contribution” means, for any applicable period, the cash expenses made during such period (i) to fund the advertising fund of the Borrower and its Subsidiaries or (ii) to replenish any deficit of the advertising fund of the Borrower and its Subsidiaries, in each case, for the period of twelve (12) consecutive Fiscal Periods ending as of any date set forth below, in an aggregate amount not to exceed:

Date	Maximum Amount
April 3, 2017	$9,500,000
July 3, 2017	$7,000,000
October 2, 2017	$7,000,000
January 1, 2018	$2,500,000
April 2, 2018	$2,500,000
July 2, 2018	$2,500,000
October 1, 2018	$2,500,000
December 31, 2018	$2,500,000
“Growth Capital Expenditures” means, for any applicable period, any capital expenditures made by Holdings, Borrower and their Subsidiaries on a consolidated basis (determined in accordance with GAAP) for such period relating to the acquisition, opening, development or construction of stores owned and/or operated by the Borrower or any of its Subsidiaries.
“Wells Fargo Bank” means Wells Fargo Bank, National Association, a national banking association.
1.9    Amendment to Exhibit 4.2(b). Exhibit 4.2(b) to the Credit Agreement is hereby amended by replacing the reference to “Sections 6.2 and 6.3” in subsection (b) therein with “Sections 6.2, 6.3 and 6.4”.

1.10    Amendments to Annex A of Exhibit 4.2(b). Annex A of Exhibit 4.2(b) of the Credit Agreement is hereby amended as follows:

(a)    Section I of Annex A to Exhibit 4.2(b) of the Credit Agreement is hereby amended by inserting the following new subsection (15) immediately before Line C therein:

(15) Advertising Fund Contribution (provided that any corresponding credit to the advertising fund of the Borrower and its Subsidiaries from any Franchisee (if any) shall not be permitted to be added to net income in the determination of EBITDA for any subsequent period)

(b)    Line C of Annex A to Exhibit 4.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

C. Total add backs to net income (sum of (1) - (15) above): ______________

1.11    Amendment to Annex B of Exhibit 4.2(b). Annex B of Exhibit 4.2(b) of the Credit Agreement is hereby amended by inserting the following new Section III at the end thereof:

III.    Section 6.4: Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio is defined as follows:

A. EBITDA for the twelve (12) consecutive Fiscal Periods ending on the date of measurement (per I of Annex A)
B. Advertising Fund Contribution for such period (to the extent added back in the calculation of EBITDA in such period)
C. Growth Capital Expenditures for such period (less the Net Proceeds from Dispositions which have been reinvested during such period pursuant to Section 1.9(c) of the Credit Agreement)
D. Income taxes (including, without limitation, any federal, state, local and foreign income taxes) actually paid by Holdings, the Borrower and its Subsidiaries on a consolidated basis during such period

E. Scheduled principal payments with respect to Funded Indebtedness for such period
F. Net Interest Expense (per II of Annex A)
Fixed Charge Coverage Ratio: result of (A minus B minus C minus D) divided by (E plus F)
Required minimum Fixed Charge Coverage Ratio	1.10x
In Compliance	Yes/No

1.12    Amendments to Exhibits. With respect to each of the Exhibits to the Credit Agreement, (i) all referenced to “General Electric Capital Corporation” shall be replaced with “Wells Fargo Bank, National Association” and (ii) all references to the notice address of the Agent shall be replaced with the following:

Wells Fargo Bank, National Association
MAC D1109-019
1525 West W.T. Harris Blvd.
Charlotte, NC 28262
Attention of: Syndication Agency Services
Telephone No.: (704) 590-2703
Facsimile No.: (704) 715-0092
Email: agencyservices.requests@wellsfargo.com
With copies to:
Wells Fargo Bank, National Association
1808 Aston Avenue, Suite 250
Carlsbad, CA 92008
Attention of:     Loan Administration
Telephone No.:    (760) 918-2700
Facsimile No.:     (760) 918-2727
Email: scott.jay.martin@wellsfargo.com

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon satisfaction of the following conditions:

(a)    Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Agent and the Required Lenders.

(b)    Amendment Fees. The Agent shall have received, for the account of each Lender consenting to this Amendment, an amendment fee equal in an amount equal to 20 basis points on the aggregate amount of the sum of (A) the Revolving Loan Commitment of such Lender and (B) the outstanding principal amount of the Term Loans held by such Lender.

(c)    Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs incurred by the Agent (including the fees and expenses Moore & Van Allen PLLC as legal counsel to the Agent), and all other fees and other amounts payable to the Agent, in each case in connection with the negotiation, preparation, execution and delivery of this Amendment.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)    This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)    No consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d)    The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects).

(e)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)    The Obligations of the Credit Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.18 and 9.19 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:    PMI HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:    PAPA MURPHY’S INTERMEDIATE, INC.,
a Delaware corporation

PAPA MURPHY’S COMPANY STORES, INC.,
a Washington corporation

MURPHY’S MARKETING SERVICES, INC.,
a Florida corporation

PAPA MURPHY’S INTERNATIONAL LLC,
a Delaware limited liability company

PAPA MURPHY’S WORLDWIDE LLC,
a Delaware limited liability company

By:
Name:
Title:

AGENT AND LENDERS:            WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Agent, L/C Issuer,
Swingline Lender and Lender

By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

MIDCAP FUNDING XVI TRUST, as a Lender

By:
Name:
Title:

BANNER BANK, as a Lender

By:
Name:
Title: